UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 21, 2003 (March 18, 2003)

New Century Equity Holdings Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-28536 (Commission File Number)	74-2781950 (IRS Employer Identification No.)

10101 Reunion Place, Suite 450, San Antonio, Texas (Address of Principal Executive Offices)	78216 (Zip Code)

Registrant’s telephone number, including area code: (210) 302-0444

Item 5. Other Events

    On March 18, 2003, the Company received a 90-day extension from The Nasdaq Stock Market, Inc. to regain compliance with the minimum $1.00 bid price per share requirement. The bid price of the Company’s common stock must close at $1.00 per share or more for a minimum of ten (10) consecutive trading days prior to May 12, 2003. The Company is in compliance with the other listing requirements including the minimum Stockholders’ equity requirement of $5 million.

    If compliance cannot be demonstrated by May 12, 2003 and the Nasdaq does not grant additional extensions or change the minimum trading price requirement, the Nasdaq will provide the Company with written notification that the Company’s common stock will be delisted.

Item 7. Financial Information, Pro Forma Financial Information and Exhibits

(a)	Financial Information

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Exhibits

Exhibit	Description
99.1	Press Release, dated March 19, 2003

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY EQUITY HOLDINGS CORP.

Date: March 21, 2003	By:	/s/ DAVID P. TUSA ————————————————
		Name: Title:	David P. Tusa Executive Vice President, Chief Financial Officer and Corporate Secretary

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INDEX TO EXHIBITS

Exhibit Number	Description
99.1	Press Release, dated March 19, 2003